Finance Income (Expense), Net - Schedule of Components of Finance Expense Income (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Schedule of Components of Finance Expense Income [Abstract]
Interest income	$ 291	$ 506	$ 222
Bank commissions	(14)	(14)	(16)
Exchange rate fluctuations and others	(13)	58	(54)
short-term investment revaluation	(14)	11	(229)
Total financial income (expenses), net	$ 250	$ 561	$ (77)